REGISTRATION RIGHTS AGREEMENT

        This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the 26th day of July, 2004 by and among Findex.com, Inc., a corporation organized and existing under the laws of the State of Nevada (“Findex” or the “Company”), and Barron Partners, LP, a limited partnership organized under the laws of the State of Delaware_(the “Investor”)

PRELIMINARY STATEMENT

        WHEREAS, pursuant to a certain Stock Purchase Agreement of even date herewith by and between the Company and the Investor (the “Stock Purchase Agreement”), as part of the consideration, the Investor shall receive shares of the Common Stock of the Company; and

        WHEREAS, the ability of the Investor to sell its shares of Common Stock is subject to certain restrictions under the 1933 Act; and

        WHEREAS, as a condition to the Stock Purchase Agreement, the Company has agreed to provide the Investor with a means to sell its shares of Common Stock in the future.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

ARTICLE I
INCORPORATION BY REFERENCE, SUPERSEDER, DEFINITIONS

1.1 Incorporation by Reference. The foregoing recitals, Schedule A and the Exhibits attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2 Superseder. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company’s principal office.

1.3 Definitions. Unless otherwise defined herein, capitalized terms contained herein shall have the meaning specifically set forth in the Stock Purchase Agreement.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

ARTICLE II

REGISTRATION OBLIGATIONS

2.1 “Registrable Shares” means, collectively, the Purchase Shares, any Warrant Shares duly issued to the Investor pursuant to Warrant A and Warrant B, and any shares issued pursuant to the exercise of any preemptive rights under Section 6.10 of the Stock Purchase Agreement. As to any particular Registrable Shares, such securities will cease to be Registrable Shares upon the earlier of the point, if at all, at which (a) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (b) they are or may be freely traded without registration pursuant to Rule 144 under the 1933 Act (or any similar provisions that are then in effect), or (c) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by the Company and the Company shall not have outstanding “stop transfer” instructions against them.

2.2 Initial Registration Obligation. Subject to the reasonable cooperation of the Investor, the Company shall (i) at its own expense, prepare and file with the SEC within sixty (60) days following the date hereof a registration statement (the “Initial Registration Statement”) covering, among other shares potentially, the resale of the Purchase Shares, and (ii) expeditiously apply its diligent good faith efforts thereafter to cause the Initial Registration Statement to be declared effective by the SEC as soon as practicable, but in no event later than one hundred and fifty (150) days from the date of filing.

2.3     Subsequent Registration Obligations.

        2.3.1 Subsequent Registration Statement. Subject to the reasonable cooperation of the Investor, within thirty (30) days following the date upon which it duly obtains the requisite authorization from its shareholders to increase its authorized number of common shares to an amount sufficient to enable it to lawfully issue and deliver the Warrant Shares, the Company shall at its own expense, either, at its option, (i) prepare and file with the SEC a subsequent registration statement (a “Subsequent Registration Statement”) covering the resale, among other shares potentially, of the Warrant Shares, (ii) amend the Initial Registration Statement as necessary so as to cover the Warrant Shares, or (iii) if the Initial Registration Stement can not be amended to cover all of the Warrant Shares, amend the Initial Registration Statement as necessary so as to cover as many Warrant Shares as practicable and prepare and file a Subsequent Registration Statement covering the resale, among other shares potentially, of the remaining Warrant Shares. To the extent that a Subsequent Registration Statement is filed pursuant to the foregoing, the Company shall expeditiously apply its diligent good faith efforts thereafter to cause such Subsequent Registration Statement to be declared effective by the SEC as soon as practicable, but in no event later than one hundred and fifty (150) days from the date of filing. To the extent that any of the Purchase Shares were not covered by the Initial Registration Statement for any reason, the Subsequent Registration Statement shall also cover the resale of any such unregistered Purchase Shares. To the extent that any of the Registrable Securities shall fail for any reason to have been included in either the Initial Registration Statement or the Subsequent Registration Statement, the Company shall be obligated to use its diligent good faith efforts to cause such Registrable Securities to be registered as soon as practicable.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

    2.3.2         Incidental Registration Obligations.

    2.3.2.1              Generally. Provided that any Registrable Securities have not been registered at any time after the date hereof but before the second anniversary of the date hereof, and the Company proposes to register any of its securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Section 2), on an underwritten basis (either best-efforts or firm-commitment), then, and in each such event, the Company will give prompt written notice to the Investor of its intention to do so and the Investor’s rights under this Section 2.3.2.1. Upon the written request of the Investor made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Investor and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the 1933 Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Investor and, thereupon, (i) in the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith), without prejudice, however, to any other the rights of the Investor hereunder, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.3.2.1 shall relieve the Company of its obligation to effect any registration upon request under Sections 2.2 or 2.3.1. The Company will pay all registration expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.3.2.1.

    2.3.2.2               Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the 1933 Act as contemplated by Section 2.3.2.1 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Investor as provided in Section 2.3.2.1 and subject to the provisions of Section 2.3.2.3, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Investor among the securities to be distributed by such underwriters.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

    2.3.2.3        Priority In Incidental Registrations. If the managing underwriter in any underwritten offering contemplated by Section 2.3.2.1 shall inform the Company of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first securities proposed by the Company to be sold for its own account, and (ii) second Registrable Securities and (iii) securities of other selling security holders requested to be included in such registration.

    2.3.2.4        Certain Requirements For Participation In Underwritten Offerings. The Investor shall not be permitted to participate in any underwritten offering under Section 2.3.2.2 unless the Investor (i) agrees to sell such it’s securities on the basis provided in any applicable underwriting arrangements and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements; provided, however, that no underwriting agreement (or other agreement in connection with such offering) shall require the Investor to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Investor expressly for use in the related registration statement or representations, warranties or agreements regarding the Investor, the Investor’s Registrable Securities and the Investor’s intended method of distribution and any other representation required by law.

2.4 Registration Related Covenants of the Company. In connection with each registration statement filed pursuant to its registration obligations under Sections 2.2 and 2.3 above, the Company shall do the following:

    (i)        prepare and file with the SEC such amendments and supplements thereto as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered thereby until the earlier to occur of (i) the date thirty six (36) months following the date of this Agreement (subject to the right of the Company to suspend the effectiveness thereof for not more than ten (10) consecutive trading days or an aggregate of thirty (30) trading days during each year), or (ii) such time as all of the securities which are the subject of such registration statement cease to be Registrable Securities;

    (ii)        furnish to the Investor such number of conformed copies of such registration statement, together with any amendment and/or supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, and such other documents as the Investor may reasonably request in order to facilitate the lawful public resale or other disposition of such Registrable Securities;

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

    (iii)        use its diligent good faith efforts to register or otherwise qualify all Registrable Securities covered by such registration statement under such other securities laws and blue sky laws as the Investor shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary to enable the Investor to consummate the resale or other disposition of such Registrable Securities; provided, however, that in no such event shall the Company be required hereunder to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iii) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

    (iv)        furnish to the Investor a signed counterpart, addressed to the Investor, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Investor) stating that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain any untrue statement of a material fact or omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (v)        notify the Investor promptly:

    (A)               when any such registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment thereto has been filed, and, with respect to such registration statement or any post-effective amendment thereto, when the same has been declared effective;

(B) of any request by the SEC for amendments or supplements to the registration statement or the prospectus or for additional information;

    (C)               of the issuance by the SEC of any stop-order suspending the effectiveness of any such registration statement or the initiation of any proceedings by any Person for that purpose of which the Company has knowledge; and

    (D)               of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

    (E)               any time a prospectus relating to such registration statement is required to be delivered under the 1933 Act to prospective purchasers, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

    (v)        upon request of the Investor, promptly furnish to the Investor such number of copies as may be reasonable of a supplement to, or an amendment of, the prospectus, as may be necessary so that, as thereafter delivered to the prospective purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

    (vi)        use its diligent good faith efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement as soon as practicable;

    (vii)        otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and

    (viii)        enter into such agreements as may be reasonably required by underwriters for the Investor and take such other actions as the Investor shall reasonably request in writing (at the expense of the Investors) in order to expedite or facilitate the disposition of such Registrable Securities; and

    (ix)        otherwise use its diligent good faith efforts to comply with all applicable rules and regulations of the SEC in connection with the foregoing.

2.5 Registration Statement Form and Plan of Distribution. Registrations under Section 2.2 and Section 2.3 shall be on Form SB-2 or such other appropriate registration form of the SEC as shall permit the disposition of such Registrable Shares in accordance with the intended method or methods of disposition specified in the applicable registration statement; provided, however, that such intended method of disposition shall not include an underwritten offering of such Registrable Shares. The Company hereby agrees that the Initial Registration Statement and the Subsequent Registration Statement shall include a plan of distribution section relating to any Registrable Shares reasonably acceptable to the Investor; provided, however, that any such plan of distribution section shall not be required to provide for the disposition of the Registrable Shares through an underwritten offering.

2.6 Liquidated Damages. To the extent that, (i) after sixty (60) days from the Closing Date, the Initial Registration Statement has not been filed with the SEC, (ii) after thirty (30) days following the date upon which the Company duly obtains the requisite authorization from its shareholders to increase its authorized number of common shares to an amount sufficient to enable it to lawfully issue and deliver the Warrant Shares, the Subsequent Registration Statement has not been filed with the SEC, (iii) after one hundred and eighty (180) days following the Closing Date, the Initial Registration Statement has not been declared effective by the SEC, or (iv) after two hundred and forty (240) days following the Closing Date, the Subsequent Registration Statement has not been declared effective by the SEC, then, and in such event, the Company shall be liable to the Investor in a daily pro-rated amount equal to thirty-six percent (36%) of the Purchase Price per annum thereafter until such registration statement is either so filed or declared effective, as the case may be; provided, however, that the Investor reasonably and promptly cooperates with all reasonable requests by the Company in relation to the preparation and prosecution of such registration statement. The Company acknowledges that the liquidated damages provided for herein constitute a reasonable estimate of the damages that would be incurred by the Investor in the event of the Company’s failure to fulfill the obligations specifically set forth above.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

ARTICLE III

COMPANY COVENANTS RELATING TO RULE 144 ELIGIBILITY

The Company covenants that it shall timely file the reports required to be filed by it under the 1934 Act (including but not limited to Sections 13 and 15(d) thereof referred to in subparagraph (c) of Rule 144 adopted by the SEC under the 1933 Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Investor, make publicly available other information to the extent required from time to time) to enable such holder to sell the Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC if Rule 144 is repealed. From time to time upon the request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with the requirements of this provision.

ARTICLE IV

INVESTOR COVENANTS RELATING TO SECURITIES COMPLIANCE

The Investor covenants that it shall, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (iv)(E) of Section 2.4 hereof, immediately discontinue any actions on its part, directly or indirectly, relating to any pending or contemplated disposition of Registrable Securities pursuant to a registration statement filed pursuant to Sections 2.2 or 2.3 hereof relating to such Registrable Securities until such time as the Investor receives from the Company copies of the supplemented or amended prospectus contemplated by subdivision (v) of Section 2.4 hereof and, if so directed by the Company, deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Investor’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

ARTICLE V

INDEMNIFICATION & CONTRIBUTION

5.1 Indemnification by the Company. In connection with any registration of Registrable Securities hereunder, the Company will, and hereby does agree to indemnify and hold harmless the Investor, its general partner and the principals thereof, against and in respect of any losses, claims, damages, liabilities or expenses, including interest, penalties and reasonable attorney’s fees, to which the Investor or any such general partner or principals becomes subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, contained in any registration statement under which such Registrable Securities were registered under the 1933 Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or contained in any filing under applicable state securities laws,; provided, however, that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained in any such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment, supplement, or contained in any such filing under applicable state securities laws, in reliance upon and in conformity with written information furnished to the Company by the Investor, and provided further that (i) any single claim made hereunder involve liability of no less than $25,000, and (ii) that any such liability, individually or in the aggregate, not exceed the Purchase Price..

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

5.2 Indemnification by the Investor. In connection with any registration of Registrable Securities hereunder, the Investor will, and hereby does agree to indemnify and hold harmless the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the 1933 Act (exclusive of the Investor itself or any of its affiliates) against and in respect of any losses, claims, damages, liabilities or expenses, including interest, penalties and reasonable attorney’s fees, to which the Company or any such directors, officers or other Persons becomes subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any breach of this Agreement or any untrue statement or alleged untrue statement of any material fact, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, contained in any registration statement under which such Registrable Securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or contained in any filing under applicable state securities laws; provided, however, that any such statement, alleged statement, omission, or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Investor, , and provided further that (i) any single claim made hereunder involve liability of no less than $25,000, and (ii) that any such liability, individually or in the aggregate, not exceed the amount of net proceeds realized by the Investor in any offering of Registrable Securities hereunder..

5.3 Notices Of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 5.1 and Section 5.2 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 5.1 and Section 5.2 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

5.4 Indemnification Payments. The indemnification required by Sections 5.1 and Section 5.2 hereof shall be made as and when bills are received or expense, loss, damage or liability is incurred.

5.5 Contribution. If the indemnification provided for in Sections 5.1 and 5.2 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Investor or underwriter, as the case may be, on the other from the distribution of the Registrable Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Investor or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Investor or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Investor or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Investor or by the underwriter and the parties’ relative intent, knowledge, access to information supplied by the Company, by the Investor or by the underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained herein, and in no event shall the obligation of any indemnifying party to contribute under this Section 5.5 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

        The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 5.5 were determined by pro rata allocation (even if the Investor and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

        Notwithstanding the provisions of this Section 5.5, neither the Investor nor any underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of the Investor, the net proceeds received by the Investor from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Investor or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE VI

MISCELLANEOUS

6.1 Company Authority; Required Consents. The Company represents and warrants to the Investor that, except for its having obtained shareholder approval for an increase in its authorized common shares sufficient to issue the Warrant Shares, the Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company is necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except as specifically disclosed herein. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity. The Company has obtained all necessary waivers, consents and authorizations necessary to execute and perform its obligations under this Agreement.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

6.2 Amendments and Waivers. This Agreement may be amended only by a written instrument executed by each of the parties. Any waiver of any provision hereof shall only be effective if in writing and signed by the party providing such waiver.

6.3 Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in accordance with the notice requirements set forth in Section 11.5 of the Stock Purchase Agreement, or (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company .

6.4 Binding Effect; Assignment. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns The registration rights of the Investor contained in this Agreement shall be assignable by the Investor to any subsequent holder of Registrable Securities; provided, however, that any such subsequent holder (i) acquired such Registrable Securities in a resale transaction exempt from registration under the 1933 Act, and (ii) agrees in writing to be bound by all of the provisions of this Agreement otherwise applicable to the Investor in connection with such Registrable Securities.

6.5 Descriptive Headings. The descriptive headings of the several articles and sections of this Agreement are included for reference only and shall not limit or otherwise affect the meaning of the articles or sections to which they apply.

6.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to applicable principles of conflicts of law.

6.7 Jurisdiction. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State Courts of Nevada. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorney’s fees.

6.8 Entire Agreement. The Stock Purchase Agreement and this Agreement embody the entire agreement and understanding between the parties relating to the subject matter hereof and, together, supercede all prior agreements and understandings relating to such subject matter.

6.9 Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

6.10 Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

6.11 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

6.12 Counterparts; Facsimiles as Originals. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but each of which taken together shall constitute one and the same agreement. A facsimile copy of this signed Agreement shall have the same legal effect as if an original.

[SIGNATURES ON FOLLOWING PAGE]

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP

        IN WITNESS WHEREOF, the Investors and the Company have as of the date first written above executed this Agreement.

FINDEX.COM, INC.

_____________________________
By: Steven Malone
Title: President & Chief Executive Officer

BARRON PARTNERS, LP

________________________________
By: Andrew Barron Worden
Title: President,
          Barron Capital Advisors, LLC (a Delaware limited liability company)
General Partner

REGISTRATION RIGHTS AGREEMENT BETWEEN
FINDEX.COM, INC. AND BARRON PARTNERS LP